SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 30, 1997

     RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of January 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-S1)


                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-4846                  75-2006294
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                   55437
 (Address of Principal                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

     1. Pooling and Servicing Agreement, dated as of January 1, 1997 among Residential Funding Mortgage Securities I, Inc. as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC.


                                               By:       /s/Randy Van Zee
                                               Name:      Randy Van Zee
                                               Title:     Vice President


Dated:  January 30, 1997



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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC.


                                               By:
                                               Name: Randy Van Zee
                                               Title:Vice President


Dated:  January 30, 1997


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                                    EXHIBITS


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